REDEFINED BUILDING VALUE IN UNCONVENTIONAL RESOURCES Rosetta Resources Inc. Third Quarter 2012 Earnings Review November 8, 2012

Opening Comments Randy Limbacher Financial Update John Hagale Operations Update Jim Craddock Asset Development Update John Clayton Closing Remarks Randy Limbacher * Earnings Call Agenda

Strong second half production results 45% increase in year-over-year total production All-time high levels of quarterly liquids production Almost 70% increase in year-over-year Eagle Ford daily volumes Successfully diversified Eagle Ford asset base Gates Ranch infill wells performing per expectations Production underway from Karnes Trough area Completed first three-well pad at Briscoe Ranch First successful test on third lease in Central Dimmit County 2013 planning underway Backlog of wells for completion and added capacity Significant portion of production hedged Finalizing capital program – assume run rate of 60 well completions with 10% of budget allocated to new ventures Expect to deliver about 30% production growth at competitive costs * Overview – Randy Limbacher

Operating cost improvements reflect lower per unit total LOE and lower unit treating and transportation costs Borrowing base reconfirmed at $625 million; $455 million available under Credit Facility Moving forward, hedges will represent full NGL barrel swaps including ethane Fourth quarter expenses trending lower on unit basis * Financial Update – John Hagale

2012 4th Quarter 2012 4th Quarter 2012 4th Quarter 2012 4th Quarter $/BOE Direct Lease Operating Expense $ 2.40 - $ 2.50 Insurance 0.05 - 0.06 Ad Valorem Tax 0.33 - 0.35 Treating and Transportation 4.00 - 4.10 Production Taxes 1.52 - 1.60 DD&A 11.50 - 12.05 G&A, excluding Stock-Based Compensation 3.35 - 3.50 Interest Expense 1.55 - 1.65 * Fourth Quarter Expense Guidance

Completed 100th Eagle Ford producing well Spent $188 million in third quarter 2012 capex; drilled 25 gross wells with 100% success rate and completed 16 Averaged record quarterly production of 37.1 MBoe/d; 60 percent liquids October production averaged 41 MBoe/d; 64 percent liquids Operated five rigs, three in Gates Ranch, one in Karnes Trough, and one at Briscoe Ranch On track to exit 2012 near high end of production guidance range: 39 – 44 MBoe/d * Operations Update – Jim Craddock

Quarterly Production Performance % Liquids: 14 19 24 29 33 46 51 49 52 59 60 64 62 % Oil: 5 7 10 12 15 18 19 22 22 24 30 *

Gates Ranch down-spacing performance Moving forward with 475-foot (55-acre) well spacing Downspaced wells performing in line with comparable offset wells Full development of 428 horizontal wells; 344 remain to be completed Non-Gates Ranch activity Successful exploratory well on third lease in Central Dimmit County tested at 1,228 Boe/d gross Participating in drilling of 12 non-operated wells in Webb County on two six-well pads * Asset Development Update – John Clayton

Well Performance on 55 acres Wells spaced at 55 acres compared to similar offsetting wells spaced at 100 acres * These 9 wells are our largest continuous group of producing wells that are spaced on 55 acres These 9 wells are performing in line with comparable offsetting wells that were drilled and completed early in the development of the area and spaced on 100 acres …

 3Q 2012: 1 completion 122 well locations remaining Well Costs: $7.5 - $8.0 million Light Ranch 1H Discovery Well Initial Rate* – 10/2010 987 Boe/d, 78% Liquids (510 Bo/d, 260 B/d NGLs, 1,300 Mcf/d) Vivion 1H Discovery Well Initial Rate* – 9/2011 680 Boe/d, 89% Liquids (506 Bo/d, 102 B/d NGLs, 436 Mcf/d) Light Ranch 3 total completions as of 9/30/2012 2Q 2012: 2 completions Vivion 1 completion as of 9/30/2012 Lasseter & Eppright 1 completion as of 9/30/2012 3Q 2012: 1 completion *Seven-day stabilized rate Lasseter & Eppright 1 Discovery Well Initial Rate* – 9/2012 1,228 Boe/d, 76% Liquids (667 Bo/d, 262 B/d NGLs, 1,792 Mcf/d)

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law. * Forward-Looking Statements and Terminology Used

For filings reporting year-end 2011 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses. * Forward-Looking Statements and Terminology Used (cont.)